UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 11, 2011

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 11, 2011, H.B. Fuller Company (the “Company”) issued a press release announcing its 2011 Analyst and Investor Day presentation to be held and simultaneously webcast on Thursday, July 14, 2011 from 8:00 a.m. to 12:00 p.m., EDT, in New York City. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The slides from the 2011 Analyst and Investor Day presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated July 11, 2011, issued by H.B. Fuller Company

99.2	2011 H.B. Fuller 2011 Analyst and Investor Day presentation slides, dated July 14, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 14, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ Debra L. Hovland
Debra L. Hovland Assistant Secretary

Date: July 14, 2011

EXHIBIT INDEX

99.1	Press release, dated July 11, 2011, issued by H.B. Fuller Company

99.2	2011 H.B. Fuller 2011 Analyst and Investor Day presentation slides, dated July 14, 2011